Exhibit 99.1

LETTER OF TRANSMITTAL

Offer to Exchange

Any and All Outstanding Warrants Exercisable for Common Stock

With An Exercise Price of $7.50 Per Share Expiring on July 31, 2012

for

Warrants Exercisable for Common Stock

With An Exercise Price of $11.00 Per Share Expiring on November 15, 2012

of

GREAT AMERICAN GROUP, INC.

Pursuant to the Prospectus dated                 , 2009

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M. EASTERN TIME, ON                 , 2009, UNLESS THE OFFER IS EXTENDED (THE “EXPIRATION DATE”). SECURITIES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

Continental Stock Transfer and Trust Company

17 Battery Place, 8th Floor

New York, New York 10004

Attention: Reorganization Department

Telephone (212) 509-4000 ext. 536

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING WARRANT HOLDER, AND EXCEPT AS OTHERWISE PROVIDED IN INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE WARRANT HOLDER HAS THE RESPONSIBILITY TO CAUSE THE LETTER OF TRANSMITTAL, CERTIFICATES AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

DESCRIPTION OF WARRANTS TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Warrant Certificate(s)	Warrant Certificate(s) and Warrant(s) Tendered (Attach additional list, if necessary)
	Warrant Certificate Number(s)*	Total Number of Warrants Evidenced By Warrant Certificate(s)	Number of Warrants Tendered**

Total Warrants

*       Need not be completed by holders who are tendering Warrants by book-entry transfer.

**     Unless otherwise indicated, it will be assumed that all Warrants evidenced by each Warrant Certificate delivered to the Exchange Agent are being tendered hereby. See Instruction 4.

LOST CERTIFICATES

☐	I HAVE LOST MY CERTIFICATE(S) THAT REPRESENTED WARRANTS AND REQUIRE ASSISTANCE IN OBTAINING REPLACEMENT CERTIFICATE(S). I UNDERSTAND THAT I MUST CONTACT CONTINENTAL STOCK TRANSFER AND TRUST OR THE COMPANY TO OBTAIN INSTRUCTIONS FOR REPLACING LOST CERTIFICATES. SEE INSTRUCTION 9.

Number of warrants represented by the lost or destroyed certificates:

This Letter of Transmittal is to be used if certificates representing Old Warrants (as defined below) are to be forwarded herewith or, unless an Agent’s Message (as defined under the caption “The Exchange Offer—Terms of the Exchange Offer” in the Prospectus) is utilized, if delivery of Old Warrants is to be made by book-entry transfer to an account maintained by the Exchange Agent at the Book-Entry Transfer Facility (as defined under the caption “The Exchange Offer—Terms of the Exchange Offer” in the Prospectus).

Holders of Old Warrants whose certificates for Old Warrants are not immediately available, or who cannot complete the procedure for book-entry transfer described under the caption “The Exchange Offer—Terms of the Exchange Offer” in the Prospectus on a timely basis, or who cannot deliver all other required documents to the Exchange Agent prior to the Expiration Date, must tender their Old Warrants according to the guaranteed delivery procedure described under the caption “The Exchange Offer—Procedures for Exchanging” in the Prospectus in order to participate in the Exchange Offer. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY:

☐	CHECK HERE IF TENDERED OLD WARRANTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account No.                                                                     Transaction Code No.

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD WARRANTS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution:

DTC Account No.                                                                     Transaction Code No.

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD WARRANTS ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD WARRANTS FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER-DEALER”) AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Ladies and Gentlemen:

The undersigned hereby tenders to Great American Group, Inc., a Delaware corporation (the “Company”), the above-described warrants exercisable for common stock of the Company at $7.50 per share expiring on July 31, 2012 (the “Old Warrants”) pursuant to the Company’s offer to exchange any and all outstanding Old Warrants for an equal number of warrants exercisable for common stock of the Company at $11.00 per share expiring on November 15, 2012 (the “New Warrants”), upon the terms and subject to the conditions set forth in the Prospectus, dated                 , 2009 (the “Prospectus”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as each may be amended, supplemented or otherwise modified from time to time, constitute the “Exchange Offer”).

Upon the terms and subject to the conditions of the Exchange Offer and effective upon acceptance of the Old Warrants tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Old Warrants that are being tendered herewith and appoints the Exchange Agent the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to such Old Warrants, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for Old Warrants or transfer ownership of such Old Warrants on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned’s agent, of the New Warrants to be issued in exchange for such Old Warrants, (ii) present certificates for such Old Warrants for transfer, and to transfer the Old Warrants on the books of the Company and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Warrants, all in accordance with the terms and conditions of the Exchange Offer.

THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD WARRANTS TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD WARRANTS TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD WARRANTS TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

The undersigned understands that tenders of Old Warrants pursuant to the procedures described in the Prospectus under the caption “The Exchange Offer—Procedure for Exchanging” and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Warrants tendered hereby.

The undersigned understands that the delivery and surrender of the Old Warrants that the undersigned has tendered is not effective, and the risk of loss of Old Warrants does not pass to the Company, until the Exchange Agent receives the Letter of Transmittal, duly completed and signed, together with all accompanying evidences of authority in form satisfactory to the Company and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT ALL QUESTIONS AS TO THE FORM OF DOCUMENTS (INCLUDING NOTICES OF WITHDRAWAL) AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY TENDER OF OLD WARRANTS WILL BE DETERMINED BY THE COMPANY IN ITS SOLE DISCRETION AND SUCH DETERMINATION SHALL BE FINAL AND

BINDING UPON ALL TENDERING HOLDERS. The undersigned also understands that no tender of Old Warrants is valid until all defects and irregularities in tenders of Old Warrants have been cured or waived and that none of the Company, the Exchange Agent or any other person is under any duty to give notification of any defects or irregularities in the tender of any Old Warrants or will incur any liability for failure to give any such notification.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Exchange Offer, this tender is irrevocable.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the New Warrants and return any Old Warrants not tendered or not accepted for exchange, in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the New Warrants and any certificates for Old Warrants not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). Unless otherwise indicated herein in the box entitled “Special Issuance Instructions,” please credit any Old Warrants tendered herewith by book-entry transfer that are not accepted for exchange by crediting the account at the Book-Entry Transfer Facility designated above. In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the New Warrants and return any Old Warrants not tendered or not accepted for exchange in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the “Special Issuance Instructions,” to transfer or cause to be transferred any Old Warrants from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Warrants so tendered.

IMPORTANT—SIGN HERE

(Also Complete Substitute Form W-9 Included Below)

(Signature(s) of Owner(s))

Dated

Name(s)

(Please Print)

Capacity (full title)

Address

(Include Zip Code)

Area Code and Telephone Number

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Warrant Certificate(s). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the necessary information above and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)

(See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY

FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature

Name

Title

(Please Print)

Name of Firm

Address

(Include Zip Code)

Area Code and Telephone Number

Dated

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the New Warrants (or certificates for Old Warrants not tendered or not accepted for exchange) are to be issued in the name of someone other than the undersigned.

Issue Certificates to:

Name
(Please Print)

Address

(Zip Code)

(Taxpayer Identification No.)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the New Warrants (or certificates for Old Warrants not tendered or not accepted for exchange) are to be sent to someone other than the undersigned.

Mail Certificates to:

Name
(Please Print)

Address

(Zip Code)

(Taxpayer Identification No.)

Instructions

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc. or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in the Book-Entry Transfer Facility’s systems whose name(s) appear(s) on a security position listing as the owner(s) of the Old Warrants) of the Old Warrants tendered herewith and such holder(s) have not completed the instruction entitled “Special Issuance Instructions” on this Letter of Transmittal. See Instruction 5.

2. Requirements of Tender. This Letter of Transmittal is to be completed by holders of Old Warrants if certificates for Old Warrants are to be forwarded herewith or, unless an Agent’s Message is utilized, if tenders are to be made by book-entry transfer to an account maintained by the Exchange Agent at the Book-Entry Transfer Facility. Certificates evidencing tendered Old Warrants, or timely confirmation of a book-entry transfer of Old Warrants (a “Book-Entry Confirmation”) into the Exchange Agent’s account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date. Holders of Old Warrants whose certificates of Old Warrants are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer described under the caption “The Exchange Offer— Procedures for Exchanging” in the Prospectus on a timely basis or who cannot deliver all other required documents to the Exchange Agent prior to the Expiration Date, may tender their Old Warrants by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure described on page of the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Rockwell, must be received by the Exchange Agent prior to the Expiration Date and (iii) the certificates (or a Book-Entry Confirmation) evidencing all tendered Old Warrants, in proper form for transfer, in each case together with this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three trading days after the date of execution of such Notice of the Guaranteed Delivery. If Old Warrant certificates are forwarded separately to the Exchange Agent, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

The method of delivery of this Letter of Transmittal, Old Warrant certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and the risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent (including, in the case of book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL BE ACCEPTED. BY EXECUTING THIS LETTER OF TRANSMITTAL, THE TENDERING HOLDER WAIVES ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE FOR PAYMENT OF THE OLD WARRANTS.

3. Inadequate Space. If the space provided herein is inadequate, the Warrant Certificate numbers, the number of Old Warrants evidenced by such Warrant Certificates and the number of Old Warrants tendered should be listed on a separate signed schedule and attached hereto.

4. Partial Tenders. (Not applicable to holders of Old Warrants who tender by book-entry transfer.) If fewer than all the Old Warrants represented by any certificate delivered to the Exchange Agent are to be tendered, fill in the number of Old Warrants which are to be tendered in the box entitled “Number of Warrants Tendered.” In such case, a new certificate for the remainder of the Old Warrants represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Exchange Offer. All Old Warrants represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Old Warrants tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the Old Warrants tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Old Warrants tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered holder(s) of the Old Warrants tendered hereby, no endorsements of certificates or separate stock powers are required unless Old Warrants not tendered or not accepted for exchange are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Warrants tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Old Warrants. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Exchange Agent of the authority of such person so to act must be submitted. Proper evidence of authority includes a power of attorney, a letter of testamentary or a letter of appointment.

6. Transfer Taxes. The Company will not pay any transfer taxes that may be applicable to the exchange of the Old Warrants pursuant to the Exchange Offer. If certificates representing Old Warrants for warrants not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder(s) of Old Warrants tendered, or if tendered Old Warrants are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of the Old Warrants pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder(s) or any other persons) will be payable by the exchanging holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such exchanging holder.

7. Special Issuance and Delivery Instructions. If certificates for New Warrants, or any Old Warrants not tendered or not accepted for exchange are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if any certificates for Old Warrants not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

8. Substitute Form W-9. Under U.S. federal income tax law, the Company may be required to withhold a portion of the amount of any payments made to certain holders pursuant to the Exchange Offer. To avoid such backup withholding, each tendering stockholder must provide the Exchange Agent with such holder’s correct taxpayer identification number and certify that such holder is not subject to such backup withholding by completing the Substitute Form W-9. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”). For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Old Warrants are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

9. Mutilated, Lost, Stolen or Destroyed Certificates. Holders of Old Warrant Certificates that have been mutilated, lost, stolen, or destroyed should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact the Company immediately by calling (818) 884-3737. The Company should be able to provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The holder may also be required to give the Company a bond as indemnity against any claim that may be made against it with respect to the certificates alleged to have been mutilated, lost, stolen, or destroyed. However, there can be no assurances that such mutilated, lost, stolen or destroyed certificates will be replaced prior to the expiration date of the Exchange Offer.

10. Waiver of Conditions. The conditions of the Exchange Offer may be waived, in whole or in part, by the Company, in its sole discretion, at any time and from time to time, in the case of any Old Warrants tendered.

11. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth below. Additional copies of the Prospectus, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Company at its address and telephone number set forth below.

12. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), and acceptance for exchange of any tender of Old Warrants will be determined by the Exchange Agent and the Company in their discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all tenders of Old Warrants that it determines are not in proper form or the acceptance of or exchange for which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right to waive certain conditions to the Exchange Offer described in the Prospectus under the section titled “The Exchange Offer—Terms of the Exchange Offer,” or any defect or irregularity in the tender as to any particular Old Warrants. No tender of Old Warrants will be deemed to be properly made until all defects and irregularities in tenders of warrants have been cured or waived. None of the Company, the Exchange Agent or any other person is or will be obligated to give notice of any defects or irregularities in the tender of Old Warrants and none of them will incur any liability for failure to give any such notice. The Company’s interpretation of the terms and conditions of the Exchange Offer, including the Letter of Transmittal, will be final and binding.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND CERTIFICATES FOR TENDERED WARRANTS MUST BE RECEIVED BY THE EXCHANGE AGENT OR WARRANTS MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK ENTRY TRANSFER, IN EACH CASE, PRIOR TO THE EXPIRATION DATE. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

Any questions or requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Additional copies of the Prospectus, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at its address and telephone number set forth below.

Morrow & Co., LLC

470 West Avenue

Stamford, CT 06902

Warrantholders, please call: (800) 607-0088

Banks and brokerage firms, please call: (800) 662-5200

PAYER’S NAME: CONTINENTAL STOCK TRANSFER AND TRUST COMPANY

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	PART 1 Please provide your TIN and certify by signing and dating below.	Social Security Number OR Employer Identification Number(s):
PART 2 ☐ Exempt from Backup Withholding ☐ Awaiting TIN

PART 3 —CERTIFICATION

Under penalties of perjury, I certify that:

The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me); and

I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE

NAME

BUSINESS NAME

(If different from above)

Check appropriate box:

☐ Individual/Sole Proprietor   ☐ Corporation   ☐ Partnership   ☐ Other

ADDRESS

CITY                                                           STATE              ZIP CODE

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.